                                                                   EXHIBIT 10.21


                               VOTING AGREEMENT


     This VOTING AGREEMENT, made as of the 6th day of March, 1996 by and among those investors listed on Schedule A hereto (the "Investors") and the holders of shares of the Common Stock, $0.001 par value (the "Common Stock") of Business@Web, Inc., a Delaware corporation (the "Company") listed on Schedule B hereto (the "Principal Shareholders").

     WHEREAS, the Investors are purchasing shares of Series B Convertible Preferred Stock, $1.00 par value ("Preferred Stock"), of the Company pursuant to that certain Series B Convertible Preferred Stock Purchase Agreement dated March 6, 1996 (the "Purchase Agreement") among the Company and the Investors; and

     WHEREAS, in order to induce the Investors to consummate the transactions contemplated by the Purchase Agreement, the Shareholders have agreed to vote the voting securities of the Company held by them as set forth herein.

     NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:


     1.   Election of the Investor Director.  In any and all elections of
          ---------------------------------
directors of the Company (whether at a meeting or by written consent in lieu of a meeting), each Principal Shareholder and each Investor shall vote or cause to be voted the Shares owned by such Principal Shareholder or Investor, as the case may be, or over which such Principal Shareholder or Investor has voting control, and otherwise use his, her or its best efforts, so as to elect as a director of the Company one person designated by written notice from the holders of a majority of the shares of Preferred Stock or Common Stock issued upon conversion of Preferred Stock held by all Investors. The person to be elected as a director of the Company at the designation of the Investors (the "Investor Director") shall initially be Ofer Nemirovsky. As used herein, the term "Shares" shall refer to shares of Preferred Stock, Common Stock, and all other voting securities of the Company.

     2.   Removal of the Investor Director.  No Principal Shareholder (either as
          --------------------------------
a shareholder or as a director of the Company) shall vote to remove any Investor Director, except (i) for bad faith or willful misconduct or (ii) with or without cause at the written direction of the holders of a majority of the shares of Preferred Stock or Common Stock issued upon conversion of Preferred Stock held by all Investors. At the written direction of the holders of a majority of the shares of Preferred Stock or Common Stock issued upon conversion of Preferred Stock held by all Investors, each Principal Shareholder shall take any necessary action to cause any Investor Director previously elected at the designation of the Investors to be removed from office. In the event any Investor Director is so removed, or if a vacancy is created by the death, resignation or removal of any Investor Director, the vacancy so created shall be filled in accordance with Section 1 hereof by a designee selected by the Investors.

     3.   Voting on Other Matters.  Except as provided in Sections 1 and 2,
          -----------------------
above, each Principal Shareholder and the Investor may vote the Shares held by him, her or it on any and all matters presented to the stockholders of the Company (including, without limitation, the election of directors of the Company) as he, she or it may, in his, her or its sole discretion, determine. Nothing herein shall be deemed to create any ownership interest on the part of any Investor in any Shares held by the Principal Shareholders.

     4.   Termination; Suspension Upon Redemption Default.  This Agreement
          -----------------------------------------------
shall terminate upon the earlier to occur of (i) December 31, 2005 or (ii) the consummation of a firm commitment underwritten public offering of Common Stock pursuant to an effective registration statement under the Securities Act covering the offer and sale of Common Stock to the public at an initial public offering price of not less than $8.25 per shares and with gross proceeds of not less than $15,000,000. The obligations of the Principal Shareholders under this Agreement shall be suspended in the event and for so long as, following a default in redemption of the Preferred Stock pursuant to the terms of the Company's Certificate of Incorporation, as amended, the holders of the Preferred Stock are entitled to elect a majority of the members of the Company's Board of Directors.

     5.   Specific Performance. In addition to any and all other remedies that
          --------------------
may be available at law in the event of any breach of this Agreement, the Investors shall be entitled to specific performance of the agreements and obligations of the Principal Shareholders hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

     6.   Notices.  All notices, requests, consents and other communications
          -------
hereunder shall be in writing and shall be deemed delivered (i) when delivered in person or (ii) one business day after being mailed by certified or registered mail, return receipt requested, or sent by a recognized overnight courier service, addressed as follows:All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed delivered (i) when delivered in person or (ii) one business day after being mailed by certified or registered mail, return receipt requested, or sent by a recognized overnight courier service, addressed as follows:

     if to any Investor, at the address of such Investor set forth on Exhibit A hereto;

     if to any Principal Shareholder, at the address of such Principal Shareholder set forth on Exhibit B hereto;


or, in any case, at such other address or addresses as shall have been furnished in writing to the Investors (in the case of a Principal Shareholder) or to the Principal Shareholders (in the case of an Investor) in accordance with the provisions of this Paragraph 6.


     7.   Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of Delaware.

     8.   Amendment; Modification; Waiver.  This Agreement may not be amended or
          -------------------------------
modified, and no provision hereof may be waived, without the written consent of both (i)

Principal Shareholders holding at least a majority of the Shares held by Principal Shareholders and (ii) Investors holding at least a majority of the Shares held by Investors.

     9.   Counterparts.  This Agreement may be executed in one or more
          ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     10.  Illegality, etc. If any provision of this Agreement shall be held to
          ---------------
be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed as an instrument under seal by its officer thereunto duly authorized as of the date first above written.


                                   INVESTORS:

                                   FALCON VENTURES II, L.P.
                                   By:  Back Bay Partners XIII L.P.
                                   By:  Hancock Venture Partners, Inc.


                                      /s/ Robert Wadsworth
                                   By:___________________________


                                   HANCOCK VENTURE PARTNERS
                                    IV-DIRECT FUND L.P.
                                   By:  Back Bay Partners XII L.P.
                                   By: Hancock Venture Partners, Inc.


                                      /s/ Robert Wadsworth
                                   By:____________________________

                                   PANTIO HOLDING LTD.


                                      /s/ Marlene Buesch - Weber
                                   By:_____________________________
                                          Marlene Buesch - Weber, Secretary

                                   JUILLIARD INVESTMENTS, INC.



                                      /s/ Javier Baz
                                   By:______________________________
                                          Javier Baz


                                   /s/ Jan Baan
                                   _________________________________
                                   Jan Baan


                                   /s/ J.G. Paul Baan
                                   __________________________________
                                   J.G. Paul Baan


                                   /s/ Lorenzo Cue
                                   __________________________________
                                   Lorenzo Cue


                                   /s/ Tom C. Tinsley
                                   __________________________________
                                   Tom C. Tinsley




                                   PRINCIPAL SHAREHOLDERS:


                                   J&S LIMITED PARTNERSHIP

                                   By:  Controller Corp., Inc.,
                                        General Partner


                                      /s/ John J. Donovan
                                   By:_______________________________
                                   President



                                   LEGACY INVESTMENT PARTNERSHIP



                                      /s/ John J. Donovan Jr.
                                   By:_______________________________
                                   Managing Partner

                                   HARRINGTON TRUST LIMITED as Trustee of
                                   The Appleby Trust


                                      /s/ John Campbell
                                   By:_________________________________
                                   Director


                                   /s/ Sundar Subramaniam
                                   ____________________________________
                                   Sundar Subramaniam


                                   /s/ Klaus Besier
                                   ______________________________
                                   Klaus Besier

                                                                      SCHEDULE A

                                   INVESTORS

Name and Address
- ----------------

Hancock Venture Partners
     IV-Direct Fund L.P.
One Financial Center
Boston, MA 02111

Falcon Ventures II L. P.
One Financial Center
Boston, MA 02111

Pantio Holding Ltd.
Omar Hodge Building
Wyckam's Cay
Road Town, Tortolla
British Virgin Islands

     copy to:

     CISSA
     13, avenue de Bude
     1202 Geneva
     Switzerland

Lorenzo Cue
1451 Montgomery Street
San Francisco, CA 94133

Juilliard Investments, Inc.
Palm Bay Towers
26 S. 720 NE 69th Street
Miami, FL  33138

Jan Baan
Baan Company N.V.
Zonneoordlaan 17
6718 GK  Ede
Netherlands

J.G. Paul Baan
Baan Company N.V.
Zonneoordlaan 17
6718 GK  Ede
Netherlands

Tom C. Tinsley
Baan Company N.V.
Zonneoordlaan 17
6718 GK  Ede
Netherlands

                                                                      SCHEDULE B


                            PRINCIPAL SHAREHOLDERS


Name and Address
- ----------------

J&S Limited Partnership
219 Vassar Street
Cambridge, Massachusetts 02139

Legacy Investment Partnership
219 Vassar Street
Cambridge, Massachusetts 02139

Harrington Trust Limited as Trustee
     of The Appleby Trust
Cedar House
41 Cedar Avenue
Hamilton HM 12, Bermuda

Sundar Subramaniam
333 Commonwealth Avenue
Boston, Massachusetts 02116

Klaus Besier
25 Hedgerow Lane
Phoenixville, Pennsylvania 19460